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CUSIP No. 827907 10 6             SCHEDULE 13G                 Page 9 of 9 pages
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                                                                       Exhibit I

                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of SilverStream Software, Inc.

         EXECUTED as a sealed instrument this 13th day of February, 2001.


                                   MATRIX PARTNERS IV, L.P.

                                   By:  Matrix IV Management Co., L.P.
                                        General Partner


                                        By: /s/ Timothy A. Barrows
                                            ------------------------------------
                                             Timothy A. Barrows
                                             General Partner


                                   MATRIX IV ENTREPRENEURS FUND, L.P.

                                   By:  Matrix IV Management Co., L.P.
                                        General Partner


                                        By: /s/ Timothy A. Barrows
                                           ------------------------------------
                                            Timothy A. Barrows
                                            General Partner


                                   MATRIX IV MANAGEMENT CO., L.P.


                                        By: /s/ Timothy A. Barrows
                                           ------------------------------------
                                            Timothy A. Barrows
                                            General Partner

                                            /s/ Timothy A. Barrows
                                   ---------------------------------------------
                                               Timothy A. Barrows


                               Page 9 of 9 pages